IDEX MUTUAL FUNDS
                       IDEX PILGRIM BAXTER MID CAP GROWTH
                         IDEX PILGRIM BAXTER TECHNOLOGY
                         SUPPLEMENT DATED MARCH 22, 2001
        TO PROSPECTUS DATED MARCH 1, 2001, AS SUPPLEMENTED MARCH 1, 2001


THE FOLLOWING INFORMATION REPLACES THE FIRST TWO PARAGRAPHS LOCATED IN THE RIGHT HAND COLUMN ON PAGE 72 OF THE PROSPECTUS UNDER THE SECTION TITLED "HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED - IDEX PILGRIM BAXTER MID CAP GROWTH AND IDEX PILGRIM BAXTER TECHNOLOGY":

         Effective March 21, 2001, IDEX Pilgrim Baxter Mid Cap Growth is managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is the president and chief investment officer of Pilgrim Baxter, and has been a growth stock manager for over 30 years.

         Effective March 21, 2001, IDEX Pilgrim Baxter Technology is managed by Pilgrim Baxter's technology team, led by Michael Ma, who currently manages other technology portfolios for Pilgrim Baxter. Mr. Ma joined Pilgrim Baxter in October 1999 as a senior technology analyst. Prior to joining Pilgrim Baxter, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Deutsche Bank Securities, Inc. Prior to that, Mr. Ma worked for four years at United States Trust Company of New York, initially as a research assistant concentrating on the technology sector and then subsequently as a portfolio manager.